UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                 August 16, 2006
                Date of Report (Date of earliest event reported)


                             TARPON INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


       Michigan                         001-32428                30-0030900
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
  incorporation)                                          Identification Number)



                                2420 Wills Street
                           Marysville, Michigan 48040
               (Address of principal executive offices) (Zip Code)

                                 (810) 364-7421
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02   Results of Operations and Financial Condition
Item 3.02   Unregistered Sales of Equity Securities
Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
Item 8.01   Other Events
Item 9.01   Financial Statements and Exhibits



Item 2.02   Results of Operations and Financial Condition

     On August 22, 2006 the Registrant issued a press release concerning its results of operations for the three months and six months ended June 30, 2006. A copy of the press release has been annexed to this report on Form 8-K as an exhibit thereto.


Item 3.02   Unregistered Sales of Equity Securities

     (a) On August 18, 2006 the Registrant agreed to issue to Laurus Master Fund, Ltd. ("Laurus") a total of 200,000 shares of its authorized but unissued common stock, no par value per share. 100,000 shares are to be issued presently and an additional 100,000 shares are to be issued upon the occurrence of a possible future financing.

     (c) The consideration for the issuance of the aforesaid shares was the waiver of a payment of default interest by the Registrant to Laurus for the period January 1, 2006 to June 30, 2006 under a convertible note issued by the Registrant to the Laurus. The default interest waived was in the amount of $769,000.

     (d) The Registrant believes that the transfer of the aforesaid shares to Laurus is exempt from registration under the Securities Act pursuant to Section 4(2) thereof. Laurus is a major financial institution, is well acquainted with the operations of the Registrant and previously made a substantial loan to the Registrant.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

     (a) On August 17, 2006 the Board of Directors of the Registrant concluded that its financial statements for the three months ended March 31, 2006 should include an accrual of $428,000 of default interest under a convertible note issued by the Registrant to Laurus .

     A technical default existed under a loan agreement between a subsidiary of the Registrant and La Salle National Bank ("LaSalle") at January 1, 2006. Such default was subsequently waived by LaSalle. In addition, as of June 1, 2006 the Registrant had failed to pay Laurus a required payment of principal. These events formed the basis for the imposition of default interest. Laurus has not demanded payment of any default interest through June 30, 2006, and as set forth in Item 3.02 above, has waived payment of the same. However, the Registrant considered the accrual necessary after discussion of the same with its registered independent public accountants.

     (b) The Registrant, after discussion with its registered independent public accountants, was advised by its registered independent public accountants of their position concerning the issue of default interest on August 16, 2006.

     The financial statements in question are the Registrant's consolidated balance sheet as of March 31, 2006 and its consolidated statement of operations for the three months then ended. The registered independent public accountants advised that although the default interest was not billed, and was waived, the same was technically due under the terms of the Laurus convertible note and accordingly should be accounted as an expense for the period in question. Furthermore, the Registrant's registered public accountants have advised that Registrant that such accrual expense should be reversed on the Registrant's financial statements for the three month period ending September 30, 2006 by reason of the waiver referred to in Item 3.02.

     Authorized officers of the Registrant discussed these matters with the Registrant's registered independent public accountants.

     The Registrant intends to promptly file a report on Form 10-QA for the three months ended March 31, 2006 to reflect the default interest described above. The full amount of default interest for the six months ended June 30, 2006, including the $428,000 referred to above, has already been reflected in the Registrant's report on Form 10-Q for the six months and three months ended June 30, 2006, which has been filed with the Securities and exchange Commission.

     The Registrant has furnished its registered independent public accountants with a copy of this Report on Form 8-K and has asked its registered independent public accountants to furnish a letter to the Registrant with a copy to the Securities and Exchange Commission stating whether its registered independent public accountants agree with the statements made by the Registrant herein. The Registrant will amend this Report on Form 8-K in accordance with Item 4.02(c) to file such letter.

Item 8.01   Other Events

     On May 18, 2005, a subsidiary of the Registrant granted a second and third mortgage on property being purchased by it in Ontario, Canada, to the seller of such property, which mortgages are in the amount of Cdn.$500,000 and Cdn.$1,200,000. Following an extension of the mortgage notes related thereto, the same became due and payable on August 18, 2006, and were not paid by that date. The Registrant has been negotiating for a sale and leaseback of such property. Such transaction had not been consummated by August 18, 2006. The Registrant anticipates that it will be successful in consummating the sale and leaseback of the property but there can be no assurance of the same.

     The Registrant has not received demand for payment of such notes nor have proceedings been commenced to enforce the same as of this time. The Registrant is investigating certain environmental conditions of the property described in its report on Form 8-K filed August 4, 2008 which it now believes existed at the time it acquired the property.

Item 9.01   Financial Statements and Exhibits

     Press Release dated August 22, 2006 regarding results for the six months and three months ended June 30, 2006.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: August 22, 2006                        TARPON INDUSTRIES, INC.



                                             By: /s/ James W. Bradshaw
                                                -------------------------------
                                                     James W. Bradshaw
                                                     Chief Executive Officer